ACQUISITION OF BUSINESS	6 Months Ended
Jun. 30, 2022
Disclosure of detailed information about business combination [abstract]
ACQUISITION OF BUSINESS	ACQUISITION OF BUSINESSOn May 25, 2022, American National was acquired by a wholly-owned subsidiary of the Company. Under the terms of the Merger Agreement, the Company acquired 100% of all American National issued and outstanding shares in exchange for $190 per share, which is equivalent to $5.1 billion. The Company acquired all assets and assumed all liabilities of American National as of the closing date, and consolidates the business for financial statement purposes.
The following summarizes the consideration transferred, fair value of assets acquired and liabilities assumed at the acquisition date:
(in millions)

Total consideration transferred for the acquisition	$5,107
Assets acquired
Cash and cash equivalents	1,021
Investments	22,518
Accrued investment income	101
Reinsurance recoverables	45
Premiums due and other receivables	437
Deferred tax assets	389
Property and equipment	175
Prepaid pension	149
Equity accounted investment	1,402
Deferred acquisition costs	273
Reinsurance assets	386
Investment properties	541
Other assets	198
Separate account assets	1,123
Total assets to be acquired	28,758
Liabilities assumed
Future policy benefits	5,034
Policyholders' account balances	13,940
Policy and contract claims	1,706
Unearned premium reserve	1,073
Other policyholder funds	334
Notes payable	158
Other liabilities	449
Separate account liabilities	1,123
Total liabilities to be assumed	23,817
Less: Noncontrolling interest	(10)
Net assets to be acquired	4,931
Goodwill	$176
Accounting for the acquisition is not finalized, and there remains some measurement uncertainty on the acquisition and June 30, 2022 balances, pending completion of a comprehensive evaluation of the net assets acquired. The interim financial statements at June 30, 2022 reflect management's current best estimate of the purchase price allocation. Final valuation of the assets acquired and liabilities assumed and the completion of the purchase price will occur by the end of the first quarter for 2023. As a result, the excess of the purchase price over the fair value of net assets acquired, representing goodwill of $176 million as at June 30, 2022, will be adjusted in future periods. Goodwill of approximately $176 million was recognized as a result of the acquisition. Goodwill recognized is not deductible for income tax purposes. Acquisition costs of $13 million were expensed at the acquisition date and recorded as Operating expenses on the Condensed Combined Consolidated Statements of Operations.
The acquired business contributed revenues of $223 million and net profit of $16 million to the Company for the period from May 25 to June 30, 2022.
If the acquisition had occurred on January 1, 2022, consolidated pro forma revenue and profit for the period ended June 30, 2022 would have been $1.9 billion and $169 million, respectively. These amounts have been calculated using the subsidiary's results and adjusting them for:
•differences in the accounting standards and policies between the Company and American National, and
•the revised depreciation and amortization that would have been charged assuming the fair value adjustments to investments, property and equipment and intangible assets had applied from January 1, 2022, together with the consequential tax effects.